                                  EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY PRESENT, that each person whose signature appears below constitutes and appoints James C. Wagner, Fred H. Eller, and Stacey Tate and each of them, and substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign these 10-K, S-4 and Y-3 Reports, and any and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                            ENTERBANK HOLDINGS, INC.

By: /s/ James C. Wagner            By: /s/ Fred H. Eller               By: /s/ Stacey Tate
    ---------------------------        ---------------------------         -------------------------
        James C. Wagner                    Fred H. Eller                       Stacey Tate
        Chief Financial Officer            Chief Executive Officer             Controller

     Pursuant to the requirements of the Securities Act of 1934, these 10-K, S-4, and Y-3 Reports have been signed by the following persons on behalf of the registrant and in the capacities on the dates indicated.

SIGNATURES                                   TITLE                              DATE
----------                                   -----                              ----


---------------------------------
Fred H. Eller                                Chief Executive Officer
                                             and Director                       February _, 2000
/s/ Ronald E. Henges
---------------------------------
Ronald E. Henges                             Chairman of the Board
                                             of Directors                       February 24, 2000

---------------------------------
Kevin C. Eichner                             Vice Chairman of the               February _, 2000
                                             Board of Directors

---------------------------------
Paul R. Cahn                                 Director                           February _, 2000

/s/ Birch M. Mullins
---------------------------------
Birch M. Mullins                             Director                           February 24, 2000

/s/ Robert E. Saur
---------------------------------
Robert E. Saur                               Director                           February 24, 2000

/s/ James A. Williams
---------------------------------
James A. Williams                            Director                           February 24, 2000


---------------------------------
Henry D. Warshaw                             Director                           February _, 2000

---------------------------------
James L. Wilhite                             Director                           February _, 2000

/s/ Ted C. Wetterau
---------------------------------
Ted C. Wetterau                              Director                           February 24, 2000

/s/ Randall D. Humphreys
---------------------------------
Randall D. Humphreys                         Director                           February 24, 2000

---------------------------------
Paul L. Vogel                                Director                           February _, 2000


---------------------------------
William B. Moskoff                           Director                           February _, 2000

/s/ James C. Wagner
---------------------------------
James C. Wagner                              Chief Financial Officer,           February 24, 2000
                                             Secretary, and Treasurer